EXHIBIT 32.1



Certification of Periodic Financial Report by
Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, DeWitt Drew, President and Chief Executive Officer of Southwest Georgia Financial Corporation certify that:

(1) The Corporation's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



By: /s/DeWitt Drew
    DeWitt Drew
    President and Chief Executive Officer
    Southwest Georgia Financial Corporation
    November 13, 2007